United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 23, 2018

Date of Report (Date of earliest event reported)

ALBERTON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38715	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 2117 1621

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 23, 2018, the registration statement (File No. 333-227652) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Alberton Acquisition Corporation (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated October 23, 2018, by and between the Company and Chardan Capital Markets LLC (“Chardan”), as representative of the underwriters;

•	A Warrant Agreement, dated October 23, 2018, by and between the Company and Continental Stock Transfer & Trust Company;

•	A Rights Agreement, dated October 23, 2018, by and between the Company and Continental Stock Transfer & Trust Company;

•	Letter Agreements, dated October 23, 2018, by and between the Company and each of the initial shareholders, officers and directors of the Company;

•	An Investment Management Trust Agreement, dated October 23, 2018, by and between the Company and Continental Stock Transfer & Trust Company;

•	A Stock Escrow Agreement, dated October 23, 2018, by and among the Company, Continental Stock Transfer & Trust Company and each of the initial shareholders of the Company;

•	A Registration Rights Agreement, dated October 23, 2018, by and between the Company and the initial shareholders of the Company; and

•	An Administrative Services Agreement, dated October 23, 2018, by and between the Company and Hong Ye Hong Kong Shareholding Co., Limited, an initial shareholder of the Company (“Hong Ye”).

The material terms and conditions of the above agreements of the Company are fully described in the Company’s Registration Statement.

On October 26, 2018, the Company consummated the IPO of 10,000,000 units (the “Units”). Each Unit consists of one ordinary share (“Ordinary Share”), one warrant (“Warrant”) entitling its holder to purchase one-half of one Ordinary Share at a price of $11.50 per whole share, and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000. In addition, the Company sold to Chardan, for $100, an option to purchase up to 500,000 units exercisable at $11.50 per unit, commencing on the later of the consummation of the Company’s initial business combination and six months from the effective date of the Registration Statement, pursuant to the Unit Purchase Option agreement dated October 26, 2018, a copy of which is attached as Exhibit 4.3 to this Current Report on Form 8-K.

As of October 26, 2018, a total of $100,000,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders, maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of October 26, 2018 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement (as defined below) will be included on a Current Report on Form 8-K to be filed by the Company within four business days of the consummation of the IPO.

The information set forth in Item 3.02 relating to the Amended and Restated Subscription Agreement dated October 23, 2018 is hereby incorporated by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Hong Ye of 300,000 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $3,000,000, pursuant to the Amended and Restated Subscription Agreement dated October 23, 2018, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K.

1

The Private Units are identical to the Units sold in the IPO except that the warrants included in the Private Units will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by Hong Ye or its permitted transferees. Additionally, because the Private Units were issued in a private transaction, Hong Ye and its permitted transferees will be allowed to exercise the warrants included in the Private Units for cash even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective and receive unregistered ordinary shares. Hong Ye agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. Hong Ye was granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 8.01 Other Events.

On October 23, 2018, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 23, 2018, by and between the Registrant and Chardan Capital Markets LLC

4.1	Warrant Agreement, dated October 23, 2018, by and between Continental Stock Transfer & Trust Company and the Registrant

4.2	Rights Agreement, dated October 23, 2018, by and between Continental Stock Transfer & Trust Company and the Registrant

4.3	Unit Purchase Option between the Registrant and Chardan Capital Markets LLC dated October 26, 2018, 2018

10.1	Letter Agreements, dated October 23, 2018, by and between the Registrant and each of the initial stockholders, officers and directors of the Registrant

10.2	Investment Management Trust Agreement, dated October 23, 2018, by and between Continental Stock Transfer & Trust Company and the Registrant

10.3	Stock Escrow Agreement, dated October 23, 2018, among the Registrant, Continental Stock Transfer & Trust Company and the initial shareholders

10.4	Registration Rights Agreement, dated October 23, 2018, by and between the Registrant and the initial shareholders

10.5	Amended and Restated Subscription Agreement for Private Units, dated October 23, 2018, by and between the Registrant and Hong Ye Hong Kong Shareholding Co., Limited

10.6	Administrative Services Agreement, dated October 23, 2018, by and between the Registrant and Hong Ye Hong Kong Shareholding Co., Limited

99.1	Press Release, dated October 23, 2018

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2018

ALBERTON ACQUISITION CORPORATION

By:	/s/ Bin (Ben) Wang
Name: Bin (Ben) Wang Title: Chief Executive Officer

3